Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (“Settlement Agreement”) is entered into this 28th day of January 2008, among Barrett Evans, eFund Small-Cap Fund, L.P. and eFund Capital Partners, L.L.C. (collectively “Evans”) on the one hand, and Challenger Powerboats, Inc. f/k/a Xtreme Companies, Inc. and Marine Holdings, Inc. d/b/a Challenger Offshore (collectively “Challenger”), on the other hand.

1.

Background. Various disputes have arisen between Challenger on the one hand and Evans on the other. These disputes include those matters alleged and set forth in the claims and counterclaims contained in that certain suit entitled Challenger Powerboat, Inc., f/k/a Xtreme Companies, Inc., et al. v. Barrett Evans, United States District Court for the Eastern District of Missouri, Cause No. 07CV-0085-TIA (the “Missouri Suit”). The matters in dispute among the parties also include those matters alleged and set forth in the claims contained in that certain suit entitled eFund Small-Cap Fund, L.P., et al. v. Challenger Powerboats, Inc. f/k/a Xtreme Companies, Inc., United States District Court for the District of Nevada, Cause No. 3:07-CV-00550-LRH-RAM (the “Nevada Suite”).

2.

Purpose. In consideration of the mutual promises and covenants contained herein, and in full settlement and discharge of all claims and Obligations between and among the parties, Evans and Challenger now desire to compromise and settle all disputes between them, including all disputes and claims and counterclaims alleged in the Missouri Suit and all disputes and claims alleged in the Nevada Suit.

3.

Definitions. As used in this Settlement Agreement, the following terms shall have the meanings indicated:

(a)

“Claims” refers to and includes all claims, demands, rights, causes of action, rights of action, rights of subrogation, rights of indemnity, rights to reimbursement, rights to payments, liens and remedies of each and every kind or nature whatsoever, whether cognizable at law, in equity, or otherwise, and whether known or unknown to any party at the time of its execution of this Settlement Agreement, except as may arise from or relate to any act or omission of any party to any occurrence occurring after the effective date hereof. Without limiting the generality of the prior statement, “Claims” specifically includes, but is not limited to, all claims or counterclaims for relief or recovery, whether for declaration, injunction or damages arising from or relating to the operative facts alleged in the Missouri Suit and the Nevada Suit, and which was or could have been made in either or both of the Missouri Suit or the Nevada Suit.

(b)

“Obligations” refers to and includes all obligations, duties, covenants, liabilities, damages, costs, fees (including, without limitation, all attorneys’ fees), expenses and debts of each and every kind or nature whatsoever, whether known or unknown to any party at the time of its execution of the Settlement Agreement.

(c)

“On account of” means directly or indirectly arising out of, resulting from, connected with, based upon or in any manner related to, in the past, or at present, the subject to which that phrase refers.

(d)

“Debentures” means the following described seven (7) debenture agreements entered into between Challenger and eFund Small-Cap Fund, L.P. and/or eFund Capital Partners, L.L.C., which represent any and all indebtedness owed by Challenger to Evans:

(i)

Convertible Debenture dated October 1, 2003, with a principal amount of Fifty Thousand Dollars ($50,000.00), and accruing interest at a rate of six percent (6%) per annum, held by eFund Small-Cap Fund, L.P.;

(ii)

Convertible Debenture dated February 18, 2004, with a principal amount of Twenty-Eight Thousand Dollars ($28,000.00), and accruing interest at a rate of six percent (6%) per annum, held by eFund Capital Partners, L.L.C.;

(iii)

Convertible Debenture dated October 18, 2004, with a principal amount of Eighteen Thousand Dollars ($18,000.00), and accruing interest at a rate of eight percent (8%) per annum, held by eFund Capital Partners, L.L.C.;

(iv)

Convertible Debenture dated March 10, 2005, with a principal amount of Sixty Thousand Dollars ($60,000.00), and accruing interest at a rate of eight percent (8%) per annum, held by eFund Capital Partners, L.L.C.;

(v)

Convertible Debenture dated March 18, 2005, with a principal amount of Sixty Thousand Dollars ($60,000.00), and accruing interest at a rate of eight percent (8%) per annum, held by eFund Capital Partners, L.L.C.;

(vi)

Convertible Debenture dated May 20, 2005, with a principal amount of One Hundred Twenty Thousand Dollars ($120,000.00), and accruing interest at a rate of eight percent (8%) per annum, held by eFund Capital Partners, L.L.C.; and

(vii)

Convertible Debenture dated July 7, 2005, with a principal amount of Seventy-Two Thousand Dollars ($72,000.00), and accruing interest at a rate of eight percent (8%) per annum, held by eFund Capital Partners, L.L.C.;

(c)

“Warrants” means those common stock warrants which, in connection with Evans, from time to time, making certain investments in Challenger and/or providing financing to Challenger, Challenger has, at various times, issued to Evans to purchase shares of Challenger’s common stock, par value $0.001 per share, at various exercise prices and with various expiration dates, but only insofar as the warrants were issued pursuant to or in conjunction with, any of the Debentures.

4.

Releases. The parties release the following upon the execution of this Settlement Agreement and the Intercreditor Agreement discussed below:

(a)

The parties mutually and reciprocally release each other from all Claims, from all other known and unknown Obligations arising out of the Debentures and Warrants, and from any other Claims or Obligations from the beginning of time to the effective date of this Settlement Agreement, whether known or unknown, arising out of the relationships between the parties. Both parties agree that there will be no further litigation pertaining to any issues that are, were or could have been brought in the Missouri Suit or the Nevada Suit.

(b)

The parties mutually agree that all Obligations on account of the Debentures shall be deemed fully satisfied in all respects.

(c)

The parties mutually agree that all Warrants issued by Challenger to Evans, pursuant to or in conjunction with any of the Debentures, which are outstanding on the date hereof, are hereby cancelled.

(d)

The parties do not release one another from the duties and obligations set forth in this Settlement Agreement.

(e)

The parties do not release one another from their respective duties and obligations set forth in the Intercreditor Agreement that is Exhibit A to this Settlement Agreement.

5.

Covenant Not to Sue. The mutual releases in paragraph 4 do not release and discharge Evans’ rights, claims, demands, damages, actions, or causes of action that Evans may have in a derivative capacity as a shareholder or former shareholder of Challenger.

(a)

In lieu of releasing any claims Evans may have in such a derivative capacity, Evans, for himself, his officers, directors, agents, employees, successors and assigns, now and forever covenants and agrees not to sue Challenger, its officers, directors, agents, employees, successors and assigns, and further now and forever covenants and agrees to refrain forever from instituting, pressing, collecting or in any way aiding or proceeding (whether in a court or other administrative or adjudicative body, tribunal or forum, by arbitration, by set-off, recoupment or otherwise) upon any and all claims, counterclaims, demands, causes of action, suits, debts, judgments, decrees, rights or remedies of any kind whether afforded by statute, at law, in equity or otherwise, which Evans has ever had, now has, or may ever have in a derivative capacity against Challenger. It is expressly understood and agreed that this is not intended as a release or discharge of, nor as an accord or satisfaction with, any party whomsoever, but only as a covenant not to sue or otherwise pursue such claims as provided herein, and with the effect that Challenger and Evans hereby purchase peace (including without limitation, freedom from prosecution and collection) and are hereby given peace (including without limitation, freedom from prosecution and collection) with respect to all claims that Evans may have in a derivative capacity;

(b)

PROVIDED, HOWEVER, in the event that Challenger, including its successors or assigns, breach this Settlement Agreement, or Challenger, including its successors or assigns, breaches or otherwise defaults in its obligations under the Intercreditor Agreement that is Exhibit A herein, then this covenant not to sue shall thereafter automatically terminate and be void. The parties further agree that any and all statutes of limitations otherwise applicable to any such claims that Evans my have are tolled (meaning that the running of same are considered stopped) from January 28, 2008 to the date of said breach or default, and that, in the event Evans initiates such an action after the date of said breach or default, neither Challenger, nor its successors or assigns, will object to or otherwise interpose any defenses thereto based upon laches, estoppel, statutes of limitation or any defense based upon the passage of time between January 28, 2008 and the date of said breach or default.

6.

Payment Terms. Challenger agrees to pay Evans a total of FOUR HUNDRED EIGHTY-FIVE THOUSAND DOLLARS AND ZERO CENTS ($485,000.00) on the following schedule and terms:

(a)

Challenger shall make the following payments to Evans:

(i)	January 28, 2008:	$100,000.00
(ii)	February 5, 2008:	$25,000.00
(iii)	March 1, 2008:	$11,000.00
(iv)	April 1, 2008:	$25,000.00
(v)	May 1, 2008:	$11,000.00
(vi)	June 1, 2008:	$25,000.00
(vii)	July 1, 2008:	$11,000.00
(viii)	August 1, 2008:	$25,000.00
(ix)	September 1, 2008:	$11,000.00
(x)	October 1, 2008:	$25,000.00
(xi)	November 1, 2008:	$11,000.00
(xii)	December 1, 2008:	$15,000.00
(xiii)	January 2, 2009:	$15,000.00
(xiv)	February 1, 2009:	$15,000.00
(xv)	March 1, 2009:	$15,000.00
(xvi)	April 1, 2009:	$15,000.00
(xvii)	May 1, 2009:	$15,000.00
(xviii)	June 1, 2009:	$15,000.00
(xix)	July 1, 2009:	$100,000.00

(b)

The above payment dates that fall on a Saturday, or Sunday or banking holiday can be made the succeeding business day.

(c)

Payment Instructions:

All payments listed in Paragraph 5(a) herein shall be according to the following wire instructions:

EFund Capital Partners, LLC

211 E. Ocean Blvd., Suite 218

Long  Beach, CA 90802

BANK OF AMERICA

South Coast Center Branch #2443

3730 South Bristol Street

Santa Ana, CA 92704

(d)

Evans acknowledges that the $485,000 settlement amount in this Settlement Agreement bears no interest and provides no rights for Evans to convert any amount due and owing hereunder into Challenger stock.

(e)

Should Challenger breach any of these payment provisions, such breach shall trigger a default of this Settlement Agreement.

7.

Intercreditor Agreement. As a material term of this Settlement Agreement, Evans, Challenger and Dutchess Capital Management, L.L.C., Dutchess Private Equities Fund, L.P., Dutchess Private Equities Fund II,  L.P., and Dutchess Private Equities Fund, Ltd., and any affiliates, successors or predecessors thereof (collectively “Dutchess” or “the Dutchess Entities”) will enter into an Intercreditor Agreement which is attached hereto as Exhibit A. Challenger recognizes and agrees if there is a breach of Exhibit A., subject to applicable notice and cure periods, that breach will and does constitute a default of this Settlement Agreement, and will entitle Evans to pursue all of the rights and remedies available to Evans. Should, pursuant to Exhibit A, Challenger pay to Evans an amount greater than the monthly payment Challenger is obligated to make to Evans, that additional amount shall be subtracted from the last (i.e., last in time) remaining payment due and unpaid such payments are reflected in the payment schedule in Paragraph 6(a) above.

8.

Share Sales. The parties agree that Evans is free to sell or otherwise dispose of any shares of Challenger stock and/or any other Challenger securities now owned by Evans, directly or indirectly, or acquired by Evans in the future, where directly or indirectly.

9.

Rights and Remedies; Consent Judgment. To secure payment of Challenger’s obligations herein, the parties shall instruct their attorneys to execute the Consent Judgment marked Exhibit B attached hereto and incorporated herein by reference.

(a)

If Challenger defaults on its obligations outlined herein, or if there is a breach of Exhibit A, subject to applicable notice and cure periods, Evans and/or counsel for Evans shall notify Challenger and its counsel in writing of such default by sending written notice, which shall be deemed served if sent by overnight mail and/or electronic mail, at the address set out below, or the last address of such party as shall have been communicated to the other party. If a party changes its address, written notice thereof shall be given to the other party;

Challenger Powerboats, Inc.

300 Westlink Drive

Washington, MO 63090

Attn: CEO Laurie Phillips

lphillips@challengerpowerboats.com

with a copy to:

Carmody MacDonald P.C.

120 South Central Ave., Suite 1800

St. Louis, MO 63105

Attn: Kelley F. Farrell

kff@carmodymacdonald.com

(b)

Challenger shall have ten (10) calendar days to cure any such alleged default upon receipt of such notice. If such default is not cured within said ten (10) days, Evans may take any and all steps necessary to file the Consent Judgment and execute on the judgment balance due and owing after applying credit for all payment received.

10.

On or before January 28, 2008, Evans shall execute and cause to be filed a motion for dismissal of the claims in the Nevada Suit with prejudice with each party to bear its own attorneys’ fees, expenses and costs. The motion for dismissal of the Nevada Suit is attached hereto as Exhibit C.

11.

On or before January 28, 2008, Challenger and Evans shall execute and cause to be filed a joint motion for dismissal of the claims and counterclaims in the Missouri Suit with prejudice with each party to bear its own attorneys’ fees, expenses and costs. The motion for dismissal of the Missouri Suit is attached hereto as Exhibit D.

12.

No Admission of Liability. It is understood and agreed that this Settlement Agreement and this settlement is the compromise of disputed claims, and that the consideration given is not be construed as an admission of liability on the part of any party and that the parties hereto deny liability to each other and solely intend to avoid further litigation and further expense and uncertainty. Each party executing this Settlement Agreement further acknowledges and agrees that neither the execution of this Settlement Agreement, nor anything contained herein, in intended to be, nor shall be construed or deemed to be, for any purpose whatsoever, an admission by any party to any third person, whether or not a party hereto, of any liability of any kind or nature whatsoever. Each party executing this Settlement Agreement generally and specifically denies, disclaims, disavows, and rejects any such liability of any kind or nature whatsoever to any third person.

13.

Successors and Assigns. All of the provision in this Settlement Agreement apply to and bind each party executing this Settlement Agreement, its successors and assigns, and also apply to and bind all other persons, firms, corporations, associations, partnerships and entities in privity with or related to or affiliated with any party executing this Settlement Agreement, his or its successors or assigns.

14.

Non-Disparagement. Each of the parties hereto agrees that it shall not make any disparaging remarks regarding the other parties hereto.

15.

Confidentiality. The parties understand and agree that the terms and conditions of this Settlement Agreement are to be maintained by them in the strictest confidence. Except as required by law or necessary to enforce any rights or obligations hereunder, the parties agree not to disclose any of these matters to anyone other than their attorneys, accountants, the Internal Revenue Service, or state and federal agencies.

16.

Retention of other claims. It is expressly understood that the mutual releases contained in paragraph 4 hereof are solely and exclusively between Challenger and Evans and are not intended for the benefit of any other person or entity except as so stated therein.

17.

Acknowledgement. Each party executing this Settlement Agreement hereby acknowledges, declares, represents, warrants and agrees that:

(a)

He or it has had the benefit and advice of independent and competent legal counsel of his or its own selection in connection with this Settlement Agreement and that such legal counsel has fully explained to him or it the meaning of each and every paragraph, term and provision of this Settlement Agreement and the meaning and consequences of execution of this Settlement Agreement;

(b)

This Settlement Agreement is executed by each party without reliance upon any agreement, representation, promise, inducement or understanding of any kind or nature whatsoever, other than the promises and the performance of such promises described in this Settlement Agreement; and this Settlement Agreement sets forth the entire agreement and understanding, whether oral or written, between the parties; and

(c)

Each party executing this Settlement Agreement specifically acknowledges and agrees that this Settlement Agreement shall not be subject to any claim of mistake of fact; that it expresses a full and complete settlement; and that regardless of the adequacy or inadequacy of the consideration described herein, this Settlement Agreement is intended to avoid litigation and to be a final and complete settlement of Claims and Obligations for any and all purposes whatsoever, except for those expressly excluded in this Settlement Agreement.

18.

Signatures/Execution in Counterparts. This Settlement Agreement may be executed in multiple counterparts and, when taken together, shall constitute one and the same instrument. The facsimile signature of any party to this Settlement Agreement, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. No party may raise the use of a facsimile machine or telecopier or the tact that any signature was transmitted through the use of a facsimile, telecopier machine, or electronic mail as a defense to the enforcement of this Agreement. However, each party will execute two originals to be exchanged with each other.

19.

Governing Law. This Settlement Agreement shall be governed by and interpreted under the internal laws of the State of Missouri and without regard to principles of conflicts of laws.

20.

Consent to Jurisdiction; Venue. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Eastern District of Missouri, Eastern Division, or any court of the State of Missouri in St. Louis County, Missouri, in the sole instance where the Federal Court lacks subject matter jurisdiction, in any action, suit or proceeding arising out of or relating to this Settlement Agreement or any of the transactions contemplated hereby, and agrees that any such action, suit or proceeding shall be brought only in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of Missouri other than for such purpose. Each party hereby irrevocably waives, to the fullest extent permitted by Law, any objection that is may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

21.

Acknowledgement of Authority. Each person executing this Settlement Agreement hereby represents and warrants that he is authorized to do so and by doing so to bind the party on whose behalf he signs this Settlement Agreement.

[Signature Page(s) to Follow]

THE UNDERSIGNED HAVE EACH READ THE FOREGOING SETTLEMENT AGREEMENT.

	Challenger Powerboats, Inc. f/k/a Xtreme	By::	/s/Barrett Evans
	Companies, Inc. and Marine Holdings, Inc.		Barrett Evans
d/b/a Challenger Offshore
AND
By:	/s/Laurie Phillips
	Laurie Phillips		eFund Small Cap Fund, L.P.
Chief Executive Officer, Challenger
	Powerboats, Inc.	By::	/s/Barrett Evans
Barrett Evans

AND

eFund Capital Partners, L.L.C. (“Evans”)

		By::	/s/Barrett Evans
Barrett Evans

EXHIBIT A

Agreement

This Agreement (“Agreement”) is entered into this 28th day of January, 2008, among Barrett Evans, eFund Small Cap Fund, L.P. and eFund Capital Partners, L.L.C. (collectively, “Evans”) on the one hand, and Challenger Powerboarts, Inc. f/k/a Xtreme Companies, Inc. and Marine Holdings, Inc. d/b/a Challenger Offshore (collectively “Challenger”), Dutchess Capital Management, L.L.C., Dutchess Private Equities Fund, L.P., Dutchess Private Equities Fund II, L.P., and Dutchess Private Equities Fund, Ltd., and any affiliates, successors or predecessors thereof (collectively “Dutchess” or “the Dutchess Entities”), on the other hand.

Preliminary Statements

WHEREAS, Challenger and Evans have agreed to resolve the matters alleged and set forth in the claims and counterclaims contained in that certain suit entitled Challenger Powerboats, Inc., f/k/a Xtreme Companies, Inc., et al. v. Barrett Evans, United States District Court for the Eastern District of Missouri, Cause No. 07CV-0085-TIA (the “Missouri Suit”), as well as the matters alleged and set forth in the claims contained in that certain suit entitled eFund Small-Cap Fund, L.P., et al. v. Challenger Powerboats, Inc. f/k/a Xtreme Companies, Inc., United States District Court for the District of Nevada, Cause No. 3:07-CV-00550-LRH-RAM (the “Nevada Suit”);

WHEREAS, Dutchess, which is Challenger’s largest shareholder and creditor, desires to effectuate the resolution of those matters;

WHEREAS, Evans and Challenger have entered into that Settlement Agreement dated January 28, 2008, by and between Evans and Challenger (the “Settlement Agreement”) in order to resolve those matters;

WHEREAS, pursuant to that Settlement Agreement, Challenger is obligated to make various monthly payments to Evans;

WHEREAS, a material and negotiated provision of the Settlement Agreement was Evans’ requirement that Dutchess and Challenger enter into this Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions. In additions to the terms defined in the body of this Agreement, the definitions applicable to this Agreement are those set forth in Exhibit 1, attached hereto and incorporated herein.

2.

Prohibition on Unequal Payment: Repayment of Excess. Commencing on the date first written above and continuing up through and to the date as of which Evans has, pursuant to the Settlement Agreement and this Agreement received from Challenger the sum total of FOUR HUNDRED EIGHTY-FIVE THOUSAND DOLLARS AND ZERO CENTS ($485,000.00), in any calendar month wherein Dutchess receives Excess Payment, Challenger shall, in addition to the Settlement Payment it must already make to Evans pursuant to the Settlement Agreement, pay to Evans an amount equal to the Excess for that calendar month (the “Required Excess Payment”) (but in no event shall the aggregate amount required to be paid to Evans in any calendar month by Challenger exceed the total of (a) the required Settlement Payment to be paid to Evans under the Settlement Agreement for such month, plus (b) the total amount of the Excess for that calendar month).

3.

Carry-Forward.  If in any calendar month Challenger makes payments to Evans in an amount greater than the aggregate amount of Distributions to Dutchess or the Dutchess Entities in such month, the difference shall be carried forward in succeeding months for purposes of determining (a) whether an Excess Payment has been made in any calendar month, and (b) the amount of the Excess, if any.  By way of illustration, if Challenger makes the required Settlement Payments to Evans of $100,000 on January 28, 2008, $25,000 on February 5, 2008, and $11,000 on March 1, 2008, but does not make any Distributions in January 2008 or February 2008 to Dutchess or the Dutchess Entities, then in March 2008, Challenger could make payments to Dutchess or the Dutchess Entities in an aggregate amount of up to $136,000 (consisting of the total of the $100,000 January payment, the $25,000 February payment and the $11,000 March payment), and no Excess Payment would be deemed to have occurred in the month of March, 2008.  The foregoing provision does not in any way alter or limit the obligation of Challenger to make the required Settlement Payments under the Settlement Agreement.

4.

Monthly Statements/Accounting.

(a)

In order to secure compliance with these payment requirements during the time in which this Agreement is in effect, Challenger shall provide notice to Evans, on or before the 15th of the month, of the amount of the Monthly Distributions Challenger made to Dutchess in the immediately preceding calendar month, if any such Monthly Distributions are made.

(b)

If Evans disputes the amount of any Distribution, Evans’ attorneys shall provide written notice thereof of the attorneys for Challenger.  With ten (10) business days of receipt of such notice, the attorneys for Evans shall be provided reasonable opportunity to review documentation substantiating the Distribution(s) in dispute at the offices of Challenger’s attorneys.

5.

Events of Default.  An “Event of Default” occurs if Challenger fails to comply with the provisions and obligations of Paragraphs 2 and/or 4 of this Agreement. Should an Event of Default occur, counsel for Evans shall notify Challenger and its counsel in writing of such Event of Default.  Challenger shall have ten (10) calendar days to cure any such alleged default upon receipt of such notice.  If Challenger fails to cure any such Event of Default within such time period, Evans may pursue against Challenger any or all of the remedies contemplated herein.  Challenger recognizes and agrees that the failure to cure any Event of Default under this Agreement shall constitute a default under the Settlement Agreement.

6.

Remedies.  Should Challenger fail to cure any Events of Default within the times specified herein for such cure, Evans shall have the right to exercise any one or more of the following remedies against Challenger:

(a)

To take any and all steps necessary to file the Consent Judgment that is Exhibit B to the Settlement Agreement and execute on the remaining balance due and owing after applying credit for all payments received;

(b)

To pursue against Challenger any other action available in law or equity available to Evans;

(c)

Evans acknowledges that this Agreement does not provide any remedy, including any other action available in law or equity, against Dutchess for a default by Challenger.

(d)

Remedies Cumulative.  The remedies in this Paragraph are cumulative to the extent permitted by law and may be exercised partially, concurrently or separately.  The exercise of one remedy shall not be deemed to preclude the exercise of any other remedy.  However, in no event shall Evans be entitled to a greater remedy from Challenger than $610,000 minus the sum total of payments to Evans.

7.

Joint Representations and Warranties.  In addition to any express agreements of the parties contained herein, the following constitute representations and warranties of the parties to each other:

(a)

Capacity and Power.  Each party has the legal power, right and authority or capacity, as applicable, to enter into this Agreement, and to consummate this Agreement and the transactions contemplated herein.

(b)

Authorization.  The individuals executing this Agreement on behalf of each party and the managers, members, partners, officers or trustees of each party, if any, have the legal power, right, and actual authority to bind each party to the terms and conditions of those documents.

(c)

Enforceability.  This Agreement shall and all other documents required to close this transaction are and will be valid, legally binding obligations of and enforceable against each party in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium laws or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

8.

Notices.  All notices, consents, approvals or other notifications required of the parties shall be in writing.  Any such notices shall be deemed served if sent by overnight mail and/or electronic mail, addressed to such other party, at the address set out below, or the last address of such party as shall have been communicated to the other parties.  If a party changes its address, written notice thereof shall be given to the other parties.

If to Evans:

EFund Capital Partners, LLC

211 E. Ocean Blvd., Suite 218

Long Beach, CA 90802

Attn:  Barrett Evans

with a copy to:

Armstrong Teasdale LLP

One Metropolitan Square, Suite 2600

211 North Broadway

St. Louis, MO 63102

Attn:  Daniel C. Nelson, Esq.

dnelson@armstrongteasdale.com

If to Challenger:

300 Westlink Drive

Washington, MO 63090

Attn:  CEO Laurie Phillips

lphillips@challengerpowerboats.com

with a copy to:

Carmody MacDonald P.C.

120 South Central Ave., Suite 1800

St. Louis, MO 63105

Attn:  Kelley F. Farrell

kff@carmodymacdonald.com

If to Dutchess:

1110 Rt. 55, Suite 206

Town Square

LaGrangeville, NY 12540

Attn:  Michael Novielli

With a copy to:

Carmody MacDonald P.C.

120 South Central Ave., Suite 1800

St. Louis, MO 63105

Attn:  Kelley F. Farrell

kff@carmodymacdonald.com

9.

Confidentiality.  The parties understand and agree that the terms and conditions of this Agreement are to be maintained by them in the strictest confidence.  Except as required by law or necessary to enforce any rights or obligations hereunder, the parties agree not to disclose any of these matters to anyone other than their attorneys, accountants, the Internal Revenue Service, or state and federal agencies.

10.

Entire Agreement.  This Agreement and the Settlement Agreement, which is incorporated herein, supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof between the parties, and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

11.

Attorneys’ Fees: Expenses.  Whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated hereby.  In the event of the bringing of any action by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements or provisions on the part of the other party arising out of this Agreement, then in that event the prevailing party will be entitled to have the recovery of and from the other party all costs and expenses of the action, arbitration or suit, reasonable attorneys’ fees and any other professional fees resulting therefrom.

12.

Amendment.  This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

13.

Headings.  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

14.

Governing Law.  This Agreement shall be governed by and interpreted under the internal laws of the State of Missouri and without regard to principles of conflicts of laws.

15.

Consent to Jurisdiction: Venue.  Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Eastern District of Missouri, Eastern Division, or any court of the State of Missouri in St. Louis County, Missouri, in the sole instance where the Federal Court lacks subject matter jurisdiction, in any action, suit or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby, and agrees that any such action, suit or proceeding shall be brought only in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of Missouri other than for such purpose.  Each party hereby irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

16.

Consideration.  Each party hereby acknowledges this Agreement is supported by valuable and sufficient consideration.  Specifically, Dutchess acknowledges its receipt of adequate consideration for its agreement to enter into this Agreement in order to effectuate the execution of the Settlement Agreement discussed herein.  As Dutchess is Challenger’s largest shareholder and creditor, Dutchess acknowledges the receipt of a material benefit by having Challenger resolve the disputes resolved by the Settlement Agreement.  Challenger acknowledges that, by agreeing to make Distributions in accordance with this Agreement, it has received the valuable and sufficient consideration of resolving the disputes discussed in the Settlement Agreement, and Challenger acknowledges that Evans would not have entered into the Settlement Agreement had Challenger and Dutchess not executed this Agreement.

17.

Severability.  If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect to the extent that the remaining provisions are not affected by such invalidity or unenforceability.

18.

Further Assurances.  The parties hereto shall each take as promptly as possible all such action as may be reasonably necessary or appropriate in order to effectuate the transactions contemplated hereunder, subject to the terms explicitly set out herein.

19.

Successors and Assigns.  All of the provisions in this Agreement apply to and bind each party executing this Agreement, its successors and assigns, and also apply to and bind all other persons, firms, corporations, associations, partnerships and entities in privity with or related to or affiliated with any party executing this Agreement, his or its successors and assigns.

20.

Attorney Representation.  In the negotiation, preparation and execution of this Agreement, each party has been represented by, or has been afforded the opportunity to consult with an attorney of such party’s own choosing prior to the execution of this Agreement and has been advised that it is in such party’s best interest to do so.  The parties have read this Agreement in its entirety and fully understand its terms and provisions.  The parties have executed this Agreement freely, voluntarily and without any coercion whatsoever, and they accept all terms, conditions and provisions hereof.

21.

Interpretation.  In the event of any ambiguity or question of intent or interpretation, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the extent to which either such party or its counsel participated in the drafting of any provision hereof or by virtue of the extent to which any such provision is inconsistent with any prior draft hereof.

22.

Signatures/Execution in Counterparts.  This Agreement may be executed in multiple counterparts and, when taken together, shall constitute one and the same instrument.  The facsimile signature of any party to this Agreement, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.  No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile, telecopier machine, or electronic mail as a defense to the enforcement of this Agreement.  However, each party will execute two originals to be exchanged with each other.

[Signature Page(s) To Follow]

23.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Dutchess Capital Management, L.L.C.
By:	/s/ Michael Novielli	By:	/s/ Barrett Evans
	Michael Novielli		Barrett Evans

	AND		AND

Dutchess Private Equities Fund, L.P.		eFund Small Cap Fund, L.P.
By:	/s/ Michael Novielli	By:	/s/ Barrett Evans
	Michael Novielli		Barrett Evans

	AND		AND

Dutchess Private Equities Fund II, L.P		eFund Capital Partners, L.L.C. (“Evans”)
By:	/s/ Michael Novielli	By:	/s/ Barrett Evans
	Michael Novielli	Barrett Evans
AND

Dutchess Private Equities Fund, Ltd.
By:	/s/ Michael Novielli

AND

Challenger Powerboats, Inc. f/k/a Xtreme Companies, Inc. and Marine Holdings, Inc. d/b/a Challenger Offshore
By:	/s/ Laurie Phillips
Laurie Phillips
Chief Executive Officer, Challenger Powerboats, Inc.

Exhibit 1 – Definitions

Definitions:

As used in this Agreement, the following terms shall have the meanings indicated:

A.

“On account of” means directly or indirectly arising out of, resulting from, connected with, based upon or in any manner related to, in the past, or at present, the subject to which the phrase refers.

B.

“Settlement Payment” means those individual monthly payments Challenger is obligated to pay to Evans pursuant to Paragraph 6 of the Settlement Agreement.

C.

“Distribution” means any value, remuneration, property, money, or other payment received by Dutchess or any of the Dutchess Entities from Challenger or from any other individual or entity on or for Challenger’s behalf, whether voluntarily or involuntarily made by Challenger. The meaning of “Distribution” shall include value, remuneration, property, money or other payment received by Dutchess or any of the Dutchess Entities which has derived from the sale of any asset that is or was owned, partially or wholly, by Challenger, whether such asset was sold or dispossessed from Challenger voluntarily or involuntarily.  The meaning of “Distribution” shall also include any value, remuneration, property, money or other payment received by Dutchess or any of the Dutchess Entities in any bankruptcy proceeding of Challenger Powerboats, Inc. f/k/a Xtreme Companies, Inc. and/or Marine Holdings, Inc. d/b/a Challenger Offshore and/or either of their successors or assigns.

D.

“Monthly Distributions” means the sum total of any and all Distribution(s) made to Dutchess or any of the Dutchess Entities in any calendar month.

E.

An “Excess Payment” occurs when, in any given calendar month, the Monthly Distributions have a monetary or fair market value greater than the Settlement Payment for that same calendar month; (but taking into account the provisions of Section 3 relating to amounts carried forward from prior months).

F.

“Excess”:  when an Excess Payment occurs, the “Excess” is the number that is equal to the Settlement Payment subtracted from the Monthly Distributions.

EXHIBIT B

UNITED STATES DISTRICT COURT

EASTERN DISTRICT OF MISSOURI

EASTERN DIVISION

BARRETT EVANS,

)

)

Plaintiff,

)

)

vs.

)

)

CHALLENGER POWERBOATS, INC. f/k/a

)

XTREME COMPANIES, INC.

)

)

Cause No.

and

)

)

MARINE HOLDINS, INC. d/b/a

)

CHALLENGER OFFSHORE

)

)

Defendants,

)

)

CONSENT JUDGMENT BETWEEN BARRETT EVANS AND DEFENDANTS

By consent, judgment is hereby entered in favor of Barrett Evans (“Evans”) and against Challenger Powerboats, Inc. f/k/a Xtreme Companies, Inc. and Marine Holdings, Inc. d/b/a Challenger Offshore (collectively “Challenger”), jointly and severally, as follows:

1.

Various disputes previously arose between Challenger on the one hand and Evans on the other. These included the initiation of two lawsuits, namely (a) Challenger Powerboats, Inc., f/k/a Xtreme Companies, Inc. et al. v. Barrett Evans, United States District Court for the Eastern District of Missouri, Cause No. 07CV-0085-TIA (the “Missouri Suit”) and (b) eFund Small-Cap Fund, L.P., et al. v. Challenger Powerboats, Inc. f/k/a Xtreme Companies, Inc., United States District Court for the District of Nevada, Cause No. 3:07-CV-00550-LRH-RAM (the “Nevada Suit”).

2.

In order to resolve the Missouri Suit and the Nevada Suit, Challenger and Evans entered into a Settlement Agreement dated January 28, 2008 (the “Settlement Agreement”) a true and accurate copy of which is attached hereto and incorporated herein as Exhibit 1 and filed under seal.

3.

The Settlement Agreement requires Challenger to pay to Evans the sum of $485,000 pursuant to a payment schedule set out in the Settlement Agreement.

4.

Paragraph 9 of the Settlement Agreement provides that, if Challenger breached the Settlement Agreement, subject to the applicable notice and cure periods, Evans would be entitled to entry of this Consent Judgment in the amount of $610,000 minus the sum total of all settlement payments by or on behalf of Challenger, paid to Evans on or after January 28, 2008 pursuant to the Settlement Agreement.

5.

The parties hereby irrevocably waive any right to trial by jury in this lawsuit.

6.

Judgment is hereby entered in favor of Evans and against Challenger Powerboats, Inc. f/k/a Xtreme Companies, Inc. and Marine Holdings, Inc. d/b/a/ Challenger Offshore (collectively “Challenger), jointly and severally, in the amount of $610,000.00 (Six Hundred Ten Thousand Dollars and Zero Cents) minus the sum total of all settlement payments by or on behalf of Challenger, paid to Evans on or after January 28, 2008 pursuant to the Settlement Agreement. Interest shall accrue on this amount at the judgment rate from the date of Challenger’s default of the Settlement Agreement.

7.

Judgment shall include reasonable attorney’s fees and other costs Evans incurs enforcing the Settlement Agreement on this Consent Judgment.

8.

Challenger agrees that the only issue to be resolved prior to the formal entry of judgment is the total amount of the judgment.

CARMODY MACDONALD P.C			ARMSTRONG TEASDALE LLP

By:	/s/ Kelley F. Farrell		By:	/s/ Daniel C. Nelson
	Gerard T. Carmody	#2786		Frank N. Gundlach	#3291
	Kelley F. Farrell	#46929		Daniel C. Nelson	#27643
	Kameron W. Murphy	#533459		Brent M. Covington	#517863
	120 South Central Ave., Suite 1800			One Metropolitan Square, Suite 2600
	St. Louis, MO 63105			St. Louis, MO 63102-2740
	(314) 854-8600			(314) 621-5070
	(314) 854-8660			(314) 621-5065 (facsimile)

	ATTORNEYS FOR CHALLENGER POWERBOATS, INC. AND MARINE HOLDINGS, INC.		ATTORNEYS FRO BARRETT EVANS
	AND		AND
Challenger Powerboards, Inc. f/k/a Xtreme Companies, Inc. and Marine Holdings, Inc. d/b/a Challenger Offshore
By:	/s/ Laurie Phillips	By:	/s/ Barrett Evans
	Laurie Phillips		Barrett Evans
Chief Executive Officer, Challenger Powerboats, Inc.

Entered:	200_

Honorable

EXHIBIT C

UNITED STATES DISTRICT COURT

DISTRICT OF NEVADA

EFUND SMALL-CAP FUND. L.P., and

)

EFUND CAPITAL PARTNERS, L.L.C.,

)

)

Plaintiffs,

)

)

Case No. 3:07-CV-00550-LRH-RAM

vs.

)

)

CHALLENGER POWERBOATS INC.,

)

f/k/a XTREME COMPANIES, INC.

)

)

Defendant.

)

---------------------------------------------------------------------- )

NOTICE OF DISMISSAL WITH PREJUDICE

COME NOW Plaintiffs eFund Capital Partners, L.L.C. and eFund Small-Cap Fund, L.P., by and through their counsel, Armstrong Teasdale, LLP, and pursuant to Federal Rule of Civil Procedure 41(a)(1)(A)(i), dismiss all claims in the above-referenced case with prejudice.

Respectfully submitted,
ARMSTRONG TEASDALE, LLP

By:	/s/
Richard G. Campbell, Jr., Nevada Bar No.: 1832
Lance P. Maiss, Nevada Bar No.: 4683
50 West Liberty Street, Suite 950
Reno, Nevada 89501
Telephone No.: (775) 322-7400

CERTIFICATE OF SERVICE

The undersigned certifies that a true and accurate copy of the foregoing was placed in the U.S. Mail, postage prepaid on the _______ day of _________________, 2008, to the following:

Gerard T. Carmody

Kelley F. Farrell

Kameron W. Murphy

Carmody MacDonald P.C.

120 South Central Ave., Suite 1800

St. Louis, Missouri  63105

(314) 854-8600

(314) 854-8660 (facsimile)

Attorneys for Defendant

Challenger Powerboats, Inc.

EXHIBIT D

UNITED STATES DISTRICT COURT

EASTERN DISTRICT OF MISSOURI

EASTERN DIVISION

CHALLENGER POWERBOATS INC.,

)

f/k/a XTREME COMPANIES, INC.

)

)

And

)

)

MARINE HOLDINGS, INC

)

d/b/a CHALLENGER OFFSHORE,

)

)

Plaintiffs,

)

)

Case No.: 4:7-CV-00085-TIA

vs.

)

)

BARRETT EVANS,

)

)

Defendant.

)

-----------------------------------------------------------------------)

BARRETT EVANS,

)

)

Counterclaim Plaintiff,

)

)

vs.

)

)

CHALLENGER POWERBOATS, INC.,

)

f/k/a XTREME COMPANIES, INC.

)

)

Counterclaim Defendant.

)

JOINT STIPULATION FOR DISMISSAL OF ALL CLAIMS WITH PREJUDICE

COME NOW Challenger Powerboats, Inc., Marine Holdings, Inc. and Barrett Evans, pursuant to Federal

Rule of Civil Procedure 41(a)(1)(A)(ii), and dismiss all claims in the above-referenced case with prejudice.

Respectfully submitted,

CARMODY MACDONALD P.C

By:	/s/ Kelley F. Farrell
Gerard T. Carmody, E.D. #2786
Kelley F. Farrell, E.D. #46929
Kameron W. Murphy, E.D. #533459
120 South Central Ave., Suite 1800
St. Louis, Missouri 63105
(314) 854-8600
(314) 854-8660 (facsimile)
gtc@carmodymacdonald.com
kff@carmodymacdonald.com
kwm@carmodymacdonald.com

Attorneys for Plaintiffs Challenger Powerboats, Inc., f/k/a Xtreme Companies, Inc., and Marine Holdings, Inc., d/b/a Challenger Offshore

ARMSTRONG TEASDALE LLP

By:	/s/ Daniel C. Nelson
Frank N. Gundlach #3291
Daniel C. Nelson #27643
Brent M. Covington #517863
One Metropolitan Square, Suite 2600
St. Louis, Missouri 63102-2740
(314) 621-5070
(314) 621-5065 (facsimile)
fgundlach@armstrongteasdale.com
dnelson@armstrongteasdale.com
bcoyington@armstrongteasdale.com

Anthony Murray
Patrick N. Downes
LOEB & LOEB
10100 Santa Monica Blvd., Ste. 2200
Los Angeles, CA 90067-4120

Attorneys for Defendant Barrett Evans

CERTIFICATE OF SERVICE

The undersigned hereby certifies that a true and correct copy of the foregoing was served via the CM/ECF e-mail on this ____ day of __________________, 2008, to the following:

Frank N. Gundlach

Daniel C. Nelson

Brent M. Covington

ARMSTRONG TEASDALE LLP

One Metropolitan Square, Ste. 2600

St. Louis, Missouri 63102-2740

(314) 621-5070

(314) 621-5065 (facsimile)

fgundlach@armstrongteasdale.com

dnelson@armstrongteasdale.com

bcoyington@armstrongteasdale.com

Attorneys for Defendant Barrett Evans

The undersigned hereby certifies that a true and correct copy of the foregoing was served via first-class mail, postage prepaid, on this ____ day of __________________, 2008, to the following:

Anthony Murray

Patrick N. Downess

LOEB & LOEB

10100 Santa Monica Blvd., Ste. 2200

Los Angeles, CA 90067-4120

Attorneys for Defendant Barrett Evans

By:	/s/ Kelley F. Farrell